Exhibit 99.4

                      [Letterhead of Mintz & Partners LLP]

REPORT OF INDEPENDENT REGISTERED AUDITORS ON RECONCILIATION FROM CANADIAN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES TO UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

To the Board of Directors of Marlon Distributors Ltd.

The consolidated balance sheets of Marlon Distributors Ltd. (the "Company") as of December 31, 2003 and 2002, and the related consolidated statements of income and retained earnings and cash flows for the years then ended were prepared in conformity with accounting principles generally accepted in Canada and reported upon by Donald Beatson who expressed an opinion without reservation on these statements in their reports dated February 24, 2004 and March 21, 2003.

We have audited the related supplemental information entitled "Reconciliation of Canadian Generally Accepted Accounting Principles ("GAAP") and U.S. GAAP". This supplemental information is the responsibility of the Company's management. Our responsibility is to express an opinion on this supplementary information based on our audit.

In our opinion, such supplemental information is fairly stated in all material respects, when considered in relation to the basic consolidated financial statements expressed in Canadian dollars of Marlon Distributors Ltd. as of and for the years ended December 31, 2003 and 2002, taken as a whole.


Toronto, Canada                         /s/ Mintz & Partners LLP
July 10, 2005                           Chartered Accountants

Reconciliation of Canadian Generally Accepted Accounting Principles ("GAAP") and U.S. GAAP

The consolidated financial statements of Marlon Distributors Ltd. have been prepared in accordance with generally accepted accounting principles ("GAAP") in Canada. Except as set out below, these financial statements also comply, in all material aspects, with accounting principles generally accepted in the United States.

Differences between Canadian and US GAAP and additional disclosures

1 - Accounts receivable

The consolidated financial statements include accounts receivable, net of an allowance for doubtful accounts. In accordance with U.S. GAAP the allowance for doubtful accounts should be separately disclosed in the financial statements. Accordingly the following information is provided:

                                                       2003         2002
          Accounts receivable under US GAAP          466,313      488,488
            Allowance for doubtful accounts          (17,104)     (10,603)
                                                    --------     --------
      Net accounts receivable under US GAAP          449,209      477,885
                                                    ========     ========

2 - Goodwill and intangible assets

In the consolidated financial statements the Company was amortizing goodwill. For US GAAP purposes the Company would have followed SFAS No 142, "Goodwill and Other Intangible Assets". SFAS No. 142 no longer permits the amortization of goodwill and indefinite-lived intangible assets. Instead, these assets must be reviewed annually (or more frequently under prescribed conditions) for impairment in accordance with this statement. If the carrying amount of the reporting unit's goodwill or indefinite-lived intangible assets exceeds the implied fair value, an impairment loss is recognized for an amount equal to that excess. Intangible assets that do not have indefinite lives are amortized over their useful lives. As a result, the previously prepared consolidated balance sheet and statement of income are adjusted to reverse the amortization of goodwill.

3 - Future taxes

The consolidated financial statements included a liability and an expense described as "Future taxes". For US GAAP purposes these accounts should have been titled Deferred tax liability and expense. The Company would have followed Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes"("FAS 109") which requires the use of the asset and liability method of accounting of income taxes. Under the assets and liability method of FAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statements carrying amounts of existing assets and liabilities and loss carryforwards and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the year in which those temporary differences are expected to be recovered or settled. There are no significant differences in the amount of income tax expense and liabilities under US GAAP.

4 - Premium on redemption of shares

In a previous year the company redeemed certain shares resulting in a premium on redemption of shares of $250,000. Under Canadian GAAP, the premium paid on the redemption of shares is shown as a reduction of the overall shareholders' equity. For US GAAP purposes this premium should be netted against retained earnings.

5 - Long-debt contracts

The audited consolidated financial statements referred to the net reduction of long-term debt contracts in the Statement of Consolidated Cash Flows. For US GAAP purposes the cash flows from movement in long-term debt would be presented on a gross basis and not on a net basis. Since no additional funds were borrowed during 2002 and 2003 only the repayment of long-term debt has been disclosed in the consolidate statement of cash flows.

6 - Changes in non-cash working capital items

The audited consolidated financial statements referred to the changes in non-cash working capital tems in the Statement of Consolidated Cash Flows. For US GAAP purposes the cash flows from movement in the non-cash working capital items would be referred to as changes in non-cash operating items. This required the title to be changed.

Adjusted consolidated financial statements

Accordingly, the presentation of the consolidated financial statements to conform with US GAAP would be as follows:

Reconciliation of Canadian and U.S. GAAP

                                                           Period ended December 31
                                                ----------------------------------------------
                                                                   2003
                                                ----------------------------------------------
                                                   As                                  U.S.
                                                Reported     Ref.       Amount         GAAP
                                                ----------------------------------------------
Consolidated Balance Sheet

Current assets
     Cash                                          75,386                     0         75,386
     Guaranteed investment certificate            322,908                     0        322,908
     Accounts receivable - net of allowance       449,209    (1)              0        449,209
     Inventory                                  1,209,150                     0      1,209,150
     Prepaid expenses                              40,751                     0         40,751
                                                ---------              -----------------------

                                                2,097,404                     0      2,097,404

Capital assets                                    146,070                     0        146,070

Goodwill
     Purchased by subsidiary
       less amortization thereon                   73,228    (2)         20,121         93,349
     Arising upon consolidation                   184,196                     0        184,196
                                                ---------              -----------------------

Total assets                                    2,500,898                20,121      2,521,019
                                                =========              =======================

Current liabilities
     Accounts payable and
       accrued liabilities                        508,456                     0        508,456
     Corporation income taxes payable               9,735                     0          9,735
     Current portion of long-term debt             95,000                     0         95,000
                                                ---------              -----------------------

                                                  613,191                     0        613,191

Long-term debt                                    377,643                     0        377,643
                                                                                             0
Future income taxes                                 3,325    (3)              0          3,325
                                                ---------              -----------------------

Total liabilities                                 994,159                     0        994,159
                                                ---------              -----------------------

Share capital                                     459,162                     0        459,162
Retained earnings                               1,297,577              (229,879)     1,067,698
Premium on redemption of shares                  (250,000)   (4)        250,000              0
                                                ---------              -----------------------

Total equity                                    1,506,739                20,121      1,526,860
                                                ---------              -----------------------

Total liabilities and equity                    2,500,898                20,121      2,521,019
                                                =========              =======================

                                                          Period ended December 31
                                                -------------------------------------------
                                                                   2002
                                                -------------------------------------------
                                                   As                                U.S.
                                                Reported     Ref.    Amount          GAAP
                                                -------------------------------------------
Consolidated Balance Sheet

Current assets
     Cash                                         146,666                           146,666
     Guaranteed investment certificate            315,824                           315,824
     Accounts receivable - net of allowance       477,885    (1)                    477,885
     Inventory                                  1,062,501                         1,062,501
     Prepaid expenses                              43,859                            43,859
                                                ---------            ----------------------

                                                2,046,735                   0     2,046,735

Capital assets                                    325,756                           325,756

Goodwill
     Purchased by subsidiary
       less amortization thereon                   83,288    (2)       10,061        93,349
     Arising upon consolidation                   184,196                           184,196
                                                ---------            ----------------------

Total assets                                    2,639,975              10,061     2,650,036
                                                =========            ======================

Current liabilities
     Accounts payable and
       accrued liabilities                        390,496                           390,496
     Corporation income taxes payable              12,603                            12,603
     Current portion of long-term debt            324,565                           324,565
                                                ---------            ----------------------

                                                  727,664                   0       727,664

Long-term debt                                    466,541                           466,541
                                                                                          0
Future income taxes                                 1,875    (3)                      1,875
                                                ---------            ----------------------

Total liabilities                               1,196,080                   0     1,196,080
                                                ---------            ----------------------

Share capital                                     459,162            (250,000)      209,162
Retained earnings                               1,234,733              10,061     1,244,794
Premium on redemption of shares                  (250,000)   (4)      250,000             0
                                                ---------            ----------------------

Total equity                                    1,443,895              10,061     1,453,956
                                                ---------            ----------------------

Total liabilities and equity                    2,639,975              10,061     2,650,036
                                                =========            ======================

Reconciliation of Canadian and U.S. GAAP

                                                           Period ended December 31
                                                ----------------------------------------------
                                                                   2003
                                                ----------------------------------------------
                                                   As                                  U.S.
                                                Reported     Ref.       Amount         GAAP
                                                ----------------------------------------------
Consolidated Statement of Income

Sales                                           3,188,521                    --      3,188,521

Cost of sales                                   2,198,845                    --      2,198,845
                                                ---------              -----------------------

Gross margin                                      989,676                    --        989,676

Other operating income
     Commissions                                   84,644                    --         84,644
     Rent                                             955                    --            955
     Interest and other                            11,059                    --         11,059
                                                ---------              -----------------------

                                                1,086,334                    --      1,086,334

Selling and administrative expenses             1,061,698    (2)        (10,060)     1,051,638
                                                ---------              -----------------------

Operating income (loss)                            24,636                10,060         34,696

Other income
     Gain on disposal of assets                    55,533                    --         55,533
                                                ---------              -----------------------

Income before taxes                                80,169                10,060         90,229

Income taxes
     Current                                       15,875                    --         15,875
     Future (recovery)                              1,450    (3)             --          1,450
                                                ---------              -----------------------
                                                   17,325                    --         17,325

                                                ---------              -----------------------
Net income                                         62,844                10,060         72,904
                                                =========              =======================

                                                          Period ended December 31
                                                -------------------------------------------
                                                                   2002
                                                -------------------------------------------
                                                   As                                U.S.
                                                Reported     Ref.    Amount          GAAP
                                                -------------------------------------------
Consolidated Statement of Income

Sales                                           2,902,582                  --     2,902,582

Cost of sales                                   2,121,138                  --     2,121,138
                                                ---------            ----------------------

Gross margin                                      781,444                  --       781,444

Other operating income
     Commissions                                   85,606                  --        85,606
     Rent                                           6,000                  --         6,000
     Interest and other                            12,357                  --        12,357
                                                ---------            ----------------------

                                                  885,407                  --       885,407

Selling and administrative expenses               920,976    (2)      (10,061)      910,915
                                                ---------            ----------------------

Operating income (loss)                           (35,569)             10,061       (25,508)

Other income
     Gain on disposal of assets                    79,089                  --        79,089
                                                ---------            ----------------------

Income before taxes                                43,520              10,061        53,581

Income taxes
     Current                                       11,722                  --        11,722
     Future (recovery)                             (1,500)   (3)           --        (1,500)
                                                ---------            ----------------------
                                                   10,222                  --        10,222

                                                ---------            ----------------------
Net income                                         33,298              10,061        43,359
                                                =========            ======================

Reconciliation of Canadian and U.S. GAAP

                                                           Period ended December 31
                                                ----------------------------------------------
                                                                   2003
                                                ----------------------------------------------
                                                   As                                  U.S.
                                                Reported     Ref.       Amount         GAAP
                                                ----------------------------------------------
Consolidated Statement of Cash Flows

Cash provided (utilized) by
     operating activities

Net income                                         62,844    (2)         10,060         72,904
Add (deduct) items not requiring cash:                                                       0
     Amortization                                  54,561    (2)        (10,060)        44,501
     Gain on disposal of assets                   (55,533)                             (55,533)
     Deferred incme taxes (recovery)                1,450                                1,450
                                                ---------

                                                   63,322
Changes in non-cash working capital items                    (6)
Changes in non-cash operating items                          (6)
     Accounts receivable                           28,676                               28,676
     Goods and services tax recoverable                 0                                    0
     Inventory                                   (146,649)                            (146,649)
     Prepaid expenses                               3,108                                3,108
     Accounts payable and accrued
       liabilities                                117,960                              117,960
     Corporation income taxes payable              (2,868)                              (2,868)
                                                ---------              -----------------------

                                                   63,549                     0         63,549
                                                ---------              -----------------------

Cash provided (utilized) by
     financing activities

     Net reduction of long-term
     debt contracts                              (318,463)   (5)        318,463
                                                ---------

     Repayment of long-term debt                             (5)       (318,463)      (318,463)
                                                                       -----------------------

                                                                              0       (318,463)
                                                                       -----------------------

Cash provided (utilized) by
     investing activities
     Purchase of guaranteed investment
      certificates                                 (7,084)                              (7,084)
     Disposal of capital assets                   190,718                              190,718
     Reduction in employee automobile
      loan                                              0                                    0
                                                ---------              -----------------------

                                                  183,634                     0        183,634
                                                ---------              -----------------------

Decrease in cash position                         (71,280)                    0        (71,280)
     Cash, beginning of year                      146,666                              146,666
                                                ---------              -----------------------

Cash, end of year                                  75,386                               75,386
                                                =========                             ========

                                                          Period ended December 31
                                                -------------------------------------------
                                                                   2002
                                                -------------------------------------------
                                                   As                                U.S.
                                                Reported     Ref.    Amount          GAAP
                                                -------------------------------------------
Consolidated Statement of Cash Flows

Cash provided (utilized) by
     operating activities

Net income                                         33,298    (2)       10,061        43,359
Add (deduct) items not requiring cash:                                                    0
     Amortization                                  66,202    (2)      (10,061)       56,141
     Gain on disposal of assets                   (79,089)                          (79,089)
     Deferred incme taxes (recovery)               (1,500)                           (1,500)
                                                ---------

                                                   18,911
Changes in non-cash working capital items                    (6)
Changes in non-cash operating items                          (6)
     Accounts receivable                         (108,089)                         (108,089)
     Goods and services tax recoverable             7,458                             7,458
     Inventory                                     23,509                            23,509
     Prepaid expenses                              68,307                            68,307
     Accounts payable and accrued
       liabilities                                  3,930                             3,930
     Corporation income taxes payable              10,726                            10,726
                                                ---------            ----------------------

                                                   24,752                   0        24,752
                                                ---------            ----------------------

Cash provided (utilized) by
     financing activities

     Net reduction of long-term
     debt contracts                              (377,559)   (5)      377,559
                                                ---------

     Repayment of long-term debt                             (5)     (377,559)     (377,559)
                                                                     ----------------------

                                                                            0      (377,559)
                                                                     ----------------------

Cash provided (utilized) by
     investing activities
     Purchase of guaranteed investment
      certificates                               (145,764)                         (145,764)
     Disposal of capital assets                   257,433                           257,433
     Reduction in employee automobile
      loan                                          1,528                             1,528
                                                ---------            ----------------------

                                                  113,197                   0       113,197
                                                ---------            ----------------------

Decrease in cash position                        (239,610)                  0      (239,610)
     Cash, beginning of year                      386,276                           386,276
                                                ---------            ----------------------

Cash, end of year                                 146,666                           146,666
                                                =========                          ========